ACQUISITIONS AND DIVESTITURES	12 Months Ended
Dec. 31, 2023
Business Combination and Asset Acquisition [Abstract]
BUSINESS COMBINATIONS AND TRANSACTIONS	ACQUISITIONS AND DIVESTITURES
Vegetables Exit Process
On January 30, 2023, Dole entered into the Fresh Express Agreement, pursuant to which Fresh Express has agreed to acquire the Fresh Vegetables division for approximately $293.0 million in cash, subject to certain adjustments set forth in the Fresh Express Agreement. As of December 31, 2023, the Company concluded that it would dispose of the Fresh Vegetables division, either through closing of the Fresh Express Agreement or through completion of an alternative transaction, by the end of fiscal year 2024. See Note 25 “Subsequent Events” for further detail.
The Fresh Vegetables division comprises substantially all of the assets and all of the liabilities of the former Fresh Vegetables reportable segment. Certain assets of the Fresh Vegetables reportable segment that are excluded from the transaction are not material, individually or in the aggregate.
The Company determined that exiting the Fresh Vegetables business represents a strategic shift that will have a material effect on the Company’s operations and results. Despite the outcome of the Fresh Express Agreement, the Company is committed to exiting the business through the Vegetables exit process. As such, the results of the Fresh Vegetables division have been classified as discontinued operations in the consolidated statements of operations for the periods presented, and its related assets and liabilities have been classified as held for sale in the consolidated balance sheets as of March 31, 2023 and onwards. As a result, depreciation and amortization on long-lived assets have ceased as of March 31, 2023.
Upon exiting the business, Dole does not anticipate having significant continuing involvement with the Fresh Vegetables division and any such involvement will be limited to certain transition service arrangements that are not expected to be material to Dole’s continuing operations.
The following tables present the results of the Fresh Vegetables division as reported in loss from discontinued operations, net of income taxes, in the consolidated statements of operations and the carrying value of assets and liabilities as presented within assets and liabilities held for sale in the consolidated balance sheets.

	Year Ended
	December 31, 2023	December 31, 2022	December 31, 2021

	(U.S. Dollars in thousands)
Revenues, net	$1,143,239	$1,205,902	$510,663
Cost of sales	(1,102,761)	(1,211,071)	(505,528)
Gross profit (loss)	40,478	(5,169)	5,135
Selling, marketing, general and administrative expenses	(45,872)	(55,520)	(26,579)
Transaction costs	(11,491)	—	—
Gain (loss) on asset sales	50	(150)	20
Operating (loss) from discontinued operations	(16,835)	(60,839)	(21,424)
Other income, net	821	722	223
Net interest expense[1]	(6,284)	(4,879)	(1,905)
Loss from discontinued operations before income taxes	(22,298)	(64,996)	(23,106)
Income tax benefit	452	8,456	2,353
Less: Loss from discontinued operations attributable to noncontrolling interests	28	93	185
Loss from discontinued operations, net of income taxes	$(21,818)	$(56,447)	$(20,568)
[1] Net interest expense presented within discontinued operations is net of interest income and includes the allocated interest expense related to the portion of Term Loan A and Term Loan B required to be repaid if the closing of the Fresh Express Transaction had occurred. See Note 14 “Debt” for further detail.

	December 31, 2023	December 31, 2022

ASSETS	(U.S. Dollars in thousands)
Cash and cash equivalents	$1,425	$—
Current receivables, net[1]	15,633	13,474
Inventories, net	35,266	42,728
Prepaid expenses and other current assets	5,724	6,050
Property, plant and equipment, net	230,292	227,183
Operating lease right-of-use assets	107,390	99,139
Other noncurrent assets	18,727	17,506
Total Fresh Vegetables assets held for sale	414,457	406,080
Fresh Vegetables current assets held for sale	414,457	62,252
Fresh Vegetables non-current assets held for sale	—	343,828
Total Fresh Vegetables assets held for sale	$414,457	$406,080
LIABILITIES
Accounts payable	$69,998	$88,995
Accrued and other current liabilities	82,019	85,664
Operating lease liabilities	87,477	98,145
Deferred income tax liabilities	34,005	24,973
Other long-term liabilities	17,843	17,858
Total Fresh Vegetables liabilities held for sale	291,342	315,635
Fresh Vegetables current liabilities held for sale	291,342	199,255
Fresh Vegetables non-current liabilities held for sale	—	116,380
Total Fresh Vegetables liabilities held for sale	$291,342	$315,635
[1]Fresh Vegetables currently sells its trade receivables under the facility with recourse provisions described in Note 8 “Receivables and Allowances for Credit Losses.” Upon exiting the Fresh Vegetables business, Fresh Vegetables’ position under the facility will be settled.
Total Produce and Legacy Dole Transaction

On July 29, 2021, the Merger was completed between Total Produce and Legacy Dole and on July 30, 2021, the newly created entity, Dole plc, consummated its IPO on the NYSE under the ticker symbol “DOLE”.
On February 1, 2018, Total Produce entered into a Securities Purchase Agreement with the C&C Parties to purchase 45.0% of Legacy Dole for $300.0 million (“Original Transaction”) with options to acquire the remaining 55.0% in future years. The Original Transaction closed on July 31, 2018, and Total Produce accounted for its investment in Legacy Dole under the equity method of accounting until the Merger and IPO Transaction. On July 29, 2021, the Merger between Total Produce and Legacy Dole occurred in the following manner: (i) shares in Total Produce were exchanged for shares in Dole plc through a scheme of arrangement at a fixed exchange ratio, and (ii) Legacy Dole merged with a subsidiary of Dole plc via a reverse triangular merger. Through the Merger, Total Produce shareholders and C&C Parties received 82.5% and 17.5%, respectively, of the shares in Dole plc outstanding immediately prior to the IPO Transaction.
As a result of the Merger, Total Produce acquired the remaining 55.0% of Legacy Dole in exchange for stock consideration along with the forgiveness of certain indemnities and loans owed by C&C Parties. Total consideration was calculated as $576.2 million and is inclusive of an implied equity value for Legacy Dole based on the IPO price of $16.00, after considering the forgiveness of certain indemnities and loans owed by C&C Parties.
Through the IPO Transaction, the Company incurred underwriting fees and other issuance costs of $29.6 million, which were recorded in equity as a reduction of gross proceeds. For the year ended December 31, 2021, the Company also incurred other Merger and IPO costs of $30.1 million, which are recorded in merger, transaction and other related costs in the consolidated statements of operations.
At the time of the Merger, Total Produce’s investment in Legacy Dole was approximately $259.0 million. Based on the implied equity value of the stock consideration for the existing 45.0% equity interest, the Company recognized an impairment loss of $122.9 million. The Company also recognized a gain on the settlement of preexisting contractual arrangements of $93.0 million. The net loss on Legacy Dole arising from the step-up acquisition was $4.0 million, after considering the impairment, offset by the gain on the preexisting contractual arrangements and other items. The net loss was included in equity method earnings in the consolidated statements of operations. See Note 22 “Investments in Unconsolidated Affiliates” for additional detail on the calculation of the net loss on Legacy Dole arising from the step-up acquisition.
Purchase Price Allocation
The purchase price of Legacy Dole exceeded the fair value of the identifiable net assets and, accordingly, $273.3 million was allocated to goodwill, none of which is tax deductible. The goodwill arising from the Acquisition consists largely of the synergies and economies of scale expected from combining the operations of Total Produce and Legacy Dole. The goodwill has been assigned to the Fresh Fruit operating segment. The Company also acquired $310.7 million of intangible assets which primarily relate to the indefinite-lived DOLE brand of $306.3 million. See Note 13 “Goodwill and Intangible Assets” for further detail.
The components of the purchase price were as follows:

Amount

(U.S. Dollars in thousands)
Equity instruments	$576,186
Cash acquired	(108,973)
Net intercompany payable to Legacy Dole at acquisition	(6,900)
Net consideration	$460,313
The purchase price was allocated to the assets and liabilities acquired in the Acquisition as follows:

Amount

Current assets, less inventory and cash acquired	$617,552
Inventory	256,979
Property, plant and equipment	1,262,914
Intangible assets	310,659
Other assets	423,855
Goodwill	273,274
Current liabilities, less current portion of debt	(664,464)
Debt	(1,392,343)
Other liabilities	(618,495)
469,931
Noncontrolling interests assumed	(9,618)
$460,313
Note that these assets and liabilities are inclusive of Fresh Vegetables which is classified as held for sale in the consolidated balance sheets as of December 31, 2022. Other assets include long-term investments, investments in unconsolidated affiliates, actively marketed property, operating lease right-of-use assets, deferred tax assets and other long-term assets. Other liabilities includes long-term operating lease liabilities, deferred tax liabilities, long-term pension and postretirement benefits, and other long-term liabilities.
Included within property, plant and equipment is $68.1 million of previously uncapitalized pineapple costs that were recognized to reflect the value associated with the pineapple bearer plant. The fair value uplift related to these bearer plants was reversed and recognized to cost of sales on a straight-line basis over the life of these plants, which was complete as of December 31, 2022. The total incremental charge to cost of sales related to this uplift was $39.7 million and $28.4 million for the years ended December 31, 2022 and December 31, 2021, respectively.
Following the acquisition date, the operating results of Legacy Dole have been included in the consolidated financial statements. For the period from the acquisition date through December 31, 2021, revenue attributable to Legacy Dole was $1.9 billion and net loss attributable to Legacy Dole was $80.6 million, inclusive of $35.2 million related to the amortization of the inventory step-up to recognize the biological transformation of pineapple and banana crops and $39.7 million related to the amortization of the fixed asset step-up of pineapple bearer plants.
The following table represents the pro forma revenue and earnings, including material and nonrecurring pro forma adjustments, of the combined company, assuming the Acquisition Date was January 1, 2020. The pro forma revenue presented below includes the revenue from the discontinued operations of Fresh Vegetables.

Year Ended December 31, 2021

(U.S. Dollars in thousands)
Revenue	$9,285,672
Net income attributable to Dole plc	151,651
Material and nonrecurring pro forma adjustments:
Elimination of intercompany revenue	$(72,389)
Removal of equity method earnings of Legacy Dole investment, net of tax	(24,396)
Other Acquisitions and Divestitures
The Company normally engages in acquisitions to grow its business and product offerings. The majority of acquisitions represent an increase of an existing ownership percentage to obtain control of entities previously accounted for under the equity method. See Note 22 “Investments in Unconsolidated Affiliates” for additional detail on acquisitions and divestitures related to investments in unconsolidated affiliates.
In the year ended December 31, 2023, the Company acquired ownership interests in a number of subsidiaries, none of which were material, individually or in the aggregate. Total purchase consideration for these acquisitions was $9.9 million, and total goodwill acquired was $9.9 million. See Note 13 “Goodwill and Intangible Assets.” Additionally, in the year ended December 31, 2023, the Company disposed of ownership interests in a subsidiary to a noncontrolling interest. Aggregate consideration received was not material, and there was no gain or loss on the disposal.
For the year ended December 31, 2022, the Company acquired additional ownership interests in a subsidiary. Aggregate purchase consideration and net assets acquired were not material, and total goodwill acquired was $1.2 million. See Note 13 “Goodwill and Intangible Assets.” Additionally, in the year ended December 31, 2022, the Company disposed of a subsidiary. Aggregate consideration received and net assets disposed were not material, and there was a gain on the disposal of $0.2 million.
For the year ended December 31, 2021 there were no other material acquisitions, aside from those described in Note 22 “Investments in Unconsolidated Affiliates.” Additionally, the Company divested of two subsidiaries. Aggregate consideration received, net assets disposed and the net gain recognized for these divestitures were not material.